Exhibit 99.1

UNAUDITED PRO FORMA COMBINED CONDENSED

CONSOLIDATED FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2009 have been prepared from the unaudited condensed consolidated financial statements of National Coal Corp., a Florida corporation (the “Company”), as of and for the three months ended March 31, 2009. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2008 and 2007 have been prepared from the audited consolidated financial statements of the Company for those respective years.

TCW Asset Management Company (“TCW”) acquired 100% of the common shares (the “Shares”) of National Coal of Alabama, Inc., an indirect wholly-owned subsidiary of the Company, at a foreclosure sale on August 3, 2009. TCW acquired the Shares for $19 million, which TCW paid by crediting the purchase price against the indebtedness secured by the security interest in the Shares. The Company did not receive any consideration for the Shares. The unaudited pro forma combined condensed consolidated financial statements have been prepared on a basis to reflect the transaction as if such transaction occurred as of January 1, 2007 for the statements of operations and as of March 31, 2009 for the balance sheet.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale been completed as of the dates indicated and do not purport to project the financial condition or results of operations and cash flows for any future date or period.

The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007, including the notes thereto, included in the Company’s Form 10-K for the year ended December 31, 2008 and the interim unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2009 included in the Company’s Form 10-Q for the three months ended March 31, 2009.

National Coal Corp.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2009

	Historical	Pro Forma
	National Coal Corp.	Adjustments		As Adjusted
Assets
Current Assets:
Cash and cash equivalents	$2,884,727	$(658,083	)(a)	$2,226,644
Restricted cash	2,776,239	(2,776,239	)(a)	—
Accounts receivable, net	7,103,523	(4,582,044	)(a)	2,521,479
Inventory	2,968,899	(1,090,281	)(a)	1,878,618
Prepaid and other current assets	1,034,530	(195,189	)(a)	839,341

Total Current Assets	16,767,918	(9,301,836)		7,466,082
Property, plant, equipment and mine development, net	102,347,407	(58,201,917	)(a)	44,145,490
Deferred financing costs	4,741,406	(3,710,254	)(a)	1,031,152
Restricted cash	19,904,483	(8,596,795	)(a)	11,307,688
Other non-current assets	2,295,160	(758,019	)(a)	1,537,141

Total Assets	$146,056,374	$(80,568,821)		$65,487,553

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities:
Accounts payable	$19,545,432	$(8,501,986	)(a)	$11,043,446
Accrued expenses	4,714,506	(1,748,155	)(a)	2,966,351
Current maturities of long-term debt	2,391,807	(568,998	)(a)	1,822,809
Current installments of obligations under capital leases	2,200,073	(53,915	)(a)	2,146,158
Current portion of asset retirement obligations	371,347	(226,065	)(a)	145,282

Total Current Liabilities	29,223,165	(11,099,119)		18,124,046
Long-term debt, less current maturities, net of discount	105,795,238	(64,065,224	)(a)	41,730,014
Obligations under capital leases, less current installments	314,389	(89,888	)(a)	224,501
Asset retirement obligations, less current portion	7,553,003	(3,693,407	)(a)	3,859,596
Deferred revenue	1,241,117	—	(a)	1,241,117
Other non-current liabilities	1,944,860	—	(a)	1,944,860
Deferred tax liability	1,959,191	(1,959,191	)(a)	—

Total Liabilities	148,030,963	(80,906,829)		67,124,134

Stockholders’ Equity (Deficit):
Common Stock, $.0001 par value; 80 million shares authorized; 34,184,824 shares issued and outstanding at March 31, 2009 and December 31, 2008	3,418	—		3,418
Additional paid-in capital	115,196,038	—		115,196,038
Accumulated deficit	(117,174,045)	338,008	(b)	(116,836,037)

Total Stockholders’ Equity (Deficit)	(1,974,589)	338,008		(1,636,581)

Total Liabilities and Stockholders’ Equity (Deficit)	$146,056,374	$(80,568,821)		$65,487,553

See accompanying notes.

National Coal Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2009

	Historical	Pro Forma
	National Coal Corp.	Adjustments (c)	As Adjusted
Revenues:
Coal sales	$34,087,025	$(14,979,010)	$19,108,015
Other revenues	990,715	(72,063)	918,652

Total revenues	35,077,740	(15,051,073)	20,026,667
Operating expenses:
Cost of coal sales (exclusive of depreciation, depletion, amortization and accretion)	31,487,106	(12,492,359)	18,994,747
Cost of services	942,379	—	942,379
Depreciation, depletion, amortization and accretion	4,919,519	(2,164,842)	2,754,677
General and administrative	2,242,128	(384,393)	1,857,735

Total operating expenses	39,591,132	(15,041,594)	24,549,538

Loss from operations	(4,513,392)	(9,479)	(4,522,871)
Other income (expense):
Interest expense	(4,016,384)	2,719,840	(1,296,544)
Interest income	101,186	(18,732)	82,454
Income from joint venture	80,677	(80,677)	—
Other	23,162	42,284	65,446

Other income (expense), net	(3,811,359)	2,662,715	(1,148,644)

Loss before income taxes	(8,324,751)	2,653,236	(5,671,515)
Income tax benefit	434,336	(434,336)	—

Net loss	(7,890,415)	2,218,900	(5,671,515)
Preferred stock dividend	—	—	—

Net loss attributable to common shareholders	$(7,890,415)	$2,218,900	$(5,671,515)

Basic net loss per common share	$(0.23)		$(0.17)

Diluted net loss per common share	$(0.23)		$(0.17)

Weighted average common shares outstanding	34,003,824		34,003,824

See accompanying notes.

National Coal Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2008

	Historical	Pro Forma
	National Coal Corp.	Adjustments (c)	As Adjusted
Revenues:
Coal sales	$129,377,332	$(67,549,487)	$61,827,845
Other revenues	3,271,780	(48,379)	3,223,401

Total revenues	132,649,112	(67,597,866)	65,051,246
Operating expenses:
Cost of coal sales (exclusive of depreciation, depletion, amortization and accretion)	123,221,638	(60,374,017)	62,847,621
Cost of services	2,818,582	—	2,818,582
Depreciation, depletion, amortization and accretion	14,920,713	(6,073,002)	8,847,711
General and administrative	8,734,307	(1,099,015)	7,635,292

Total operating expenses	149,695,240	(67,546,034)	82,149,206

Loss from operations	(17,046,128)	(51,832)	(17,097,960)
Other income (expense):
Interest expense	(18,235,031)	10,957,056	(7,277,975)
Interest income	952,184	(222,082)	730,102
Income from joint venture	462,076	(462,076)	—
Other	(1,704,265)	(157,614)	(1,861,879)

Other income (expense), net	(18,525,036)	10,115,284	(8,409,752)

Loss before income taxes	(35,571,164)	10,063,452	(25,507,712)
Income tax benefit	678,214	(678,214)	—

Net loss	(34,892,950)	9,385,238	(25,507,712)
Preferred stock dividend	(130,188)	—	(130,188)
Preferred stock deemed dividend	(593,563)	—	(593,563)

Net loss attributable to common shareholders	$(35,616,701)	$9,385,238	$(26,231,463)

Basic net loss per common share	$(1.13)		$(0.83)

Diluted net loss per common share	$(1.13)		$(0.83)

Weighted average common shares outstanding	31,525,271		31,525,271

See accompanying notes.

National Coal Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2007

	Historical	Pro Forma
	National Coal Corp.	Adjustments (c)	As Adjusted
Revenues:
Coal sales	$91,942,750	$(12,904,229)	$79,038,521
Other revenues	837,278	—	837,278

Total revenues	92,780,028	(12,904,229)	79,875,799
Operating expenses:
Cost of coal sales (exclusive of depreciation, depletion, amortization and accretion)	86,566,454	(9,501,701)	77,064,753
Cost of services	—	—	—
Depreciation, depletion, amortization and accretion	16,525,583	(1,864,430)	14,661,153
General and administrative	7,036,524	(66,592)	6,969,932

Total operating expenses	110,128,561	(11,432,723)	98,695,838

Loss from operations	(17,348,533)	(1,471,506)	(18,820,039)
Other income (expense):
Interest expense	(10,765,285)	1,774,898	(8,990,387)
Interest income	1,297,744	(118,286)	1,179,458
Income from joint venture	(41,977)	41,977	—
Other	1,093,688	(62,756)	1,030,932

Other income (expense), net	(8,415,830)	1,635,833	(6,779,997)

Loss before income taxes	(25,764,363)	164,327	(25,600,036)
Income tax benefit	—	—	—

Net loss	(25,764,363)	164,327	(25,600,036)
Preferred stock dividend	(398,891)	—	(398,891)
Preferred stock deemed dividend	(4,058,358)	—	(4,058,358)

Net loss attributable to common shareholders	$(30,221,612)	$164,327	$(30,057,285)

Basic net loss per common share	$(1.46)		$(1.45)

Diluted net loss per common share	$(1.46)		$(1.45)

Weighted average common shares outstanding	20,680,015		20,680,015

See accompanying notes.

National Coal Corp.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The notes to the unaudited pro forma condensed consolidated financial statements that follow are intended to provide additional information regarding the effect of the pro forma adjustments on the unaudited pro forma condensed consolidated financials statements.

(a)	Reflects the elimination of all assets and liabilities of the sale.

(b)	Reflects the loss on the sale if it had occurred on March 31, 2009. The actual gain or loss to be recognized will be based on the carrying amounts of the assets sold and liabilities released on the date of the transaction and may be materially different than the loss noted herein. Based on preliminary estimates, National Coal Corp. anticipates a $25.1 million gain will be recognized in the final accounting for the sale, which consists principally of: (i) $3.8 million of negative equity as of June 30, 2009 and (ii) a projected $21.3 million loss for the subsequent period ending August 3, 2009, which includes a $19.8 million accrual for Make-Whole interest pursuant to the Credit Agreement. The pro forma presentations included herein should not be relied upon as indicative of the actual gain or loss to be recorded.

(c)	Reflects the elimination of all revenues and expenses of National Coal of Alabama, Inc.